EXHIBIT 10.55

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                         AMENDMENT TO AGREEMENT OF SALE
                                    PARCEL II
                             AIRPORT BUSINESS CENTER
                              TINICUM TOWNSHIP, PA


         THIS AMENDMENT is made this 3rd day of December, 1996, by and among HENDERSON/TINICUM PARTNERSHIP, a Pennsylvania general partnership, INTERNATIONAL COURT II LIMITED PARTNERSHIP, a Pennsylvania limited partnership, INTERNATIONAL COURT III JOINT VENTURE, a Pennsylvania general partnership, WILBUR C. HENDERSON & SON, a Pennsylvania general partnership, and DAVID C. HENDERSON, an individual (hereinafter collectively referred to as "Sellers" and each individually as "Seller"), and CALI REALTY ACQUISITION CORPORATION ("Buyer"), a Delaware corporation.

                                   BACKGROUND

         A. Sellers and Buyer have entered into a certain Agreement of Sale dated October 23, 1996 (the "Agreement of Sale"), pursuant to which each Seller agreed to sell to Buyer certain property owned by it, and Buyer agreed to purchase from each Seller such property, all of which such property is commonly known as the Airport Business Center, Parcel II, and is located in Tinicum Township, Delaware County, Pennsylvania, and more fully described in the Agreement of Sale.

         B. The Sellers and Buyer desire to amend the Agreement of Sale to provide for an extension of the Inspection Period and the Closing period, and to clarify the length of the Option Period as defined in the Agreement of Sale.

         C. Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Agreement of Sale.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound hereby, the parties agree as follows:

         1. Inspection Period. The Inspection Period shall expire on December 3, 1996.

         2. Closing. Closing, if required to be made, shall occur between December 9, 1996, and December 13, 1996.

         3. Title. Pursuant to Paragraph 4.A, Buyer timely provided to Sellers Buyer's Title Notice in which Buyer listed as a Non- Permitted Exception the Declaration of Protective Covenants and Easements and related Declarant
Assignment appearing as items 9 and 7, respectively, on the Title Company's title commitment (collectively the "Declaration").

                  Seller timely responded that it is unable to cause the Declaration to be completely removed of record. The parties agree to discuss what changes and amendments to the Declaration are desired by Buyer and what, if any, relief can be accomplished. Accordingly, the parties agree that the time period in which Buyer must elect to either take title subject to the Declaration or to terminate the Agreement of Sale, is extended to December 3, 1996.
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         4. Parcel Option.  The Option Period shall be the three (3) year period commencing on the date of Closing and terminating on the date that is the day immediately preceding the third anniversary of the date of Closing.

         5. No Other Changes. Except as specifically amended by the foregoing, all of the terms, conditions, covenants and agreements in the Agreement of Sale dated October 23, 1996 shall remain unaltered and of full force and effect.

         6. Miscellaneous. This Amendment shall be governed and construed according to the laws of the Commonwealth of Pennsylvania. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

         7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as to any party whose signature appears thereon, and all of which when taken together shall constitute one and the same instrument. The parties agree to accept and rely on fascimile copies of signatures as originals.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be signed the day and year first above written.

                                     SELLERS:

                                     HENDERSON/TINICUM PARTNERSHIP

                                 By: _________________________________

                                     HENDERSON DELAWARE CORP., general
                                     partner

                                 By: HENDERSON LESTER CORP., general partner

                                 By: _________________________________

                                     INTERNATIONAL COURT II LIMITED PARTNERSHIP

                                 By: HENDERSON INTERSTATE CORP., its sole
                                     general partner

                                 By:_________________________________


                                     INTERNATIONAL COURT III JOINT VENTURE

                                 By: HENDERSON STEVEN CORP., general partner

                                 By:_________________________________

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                                     ADWIN REALTY COMPANY, general partner

                                 By:_________________________________

                                     WILBUR C. HENDERSON & SON

                                 By:_________________________________
                                     General Partner

                                 By:_________________________________
                                     General Partner


                                     DAVID C. HENDERSON
                                     BUYER:

                                     CALI REALTY ACQUISITION CORPORATION

                                 By:_________________________________